                                                                    EXHIBIT 99.1

                        [PULITZER, INC. LOGO LETTERHEAD]

                                For further information, contact
                                James V. Maloney, Director of
                                Shareholder Relations
                                (314) 340-8402


                       PULITZER INC. REPORTS FOURTH PERIOD
                    REVENUE FOR FIVE WEEKS ENDED MAY 4, 2003


ST. LOUIS, May 16, 2003-- Pulitzer Inc. (NYSE: PTZ) today announced that revenues increased 3.5 percent for the five-week accounting period ended May 4, 2003 and decreased 0.3 percent for the eighteen-week year-to-date period when compared to the comparable 2002 periods.

April 2003 advertising revenue in St. Louis and at the 12 Pulitzer Newspapers, Inc. ("PNI") markets increased 4.6 percent versus the comparable period last year. Year-on-year advertising revenue increased 6.6 percent at the combined St. Louis operations and decreased 0.5 percent at PNI. The principal components of the fourth period advertising revenue results were:

         -- Retail advertising revenue, including preprints, increased 12.8 percent, principally due to the movement from March to April of the Easter holiday. Retail ROP increased 9.2 percent due to increased advertising in the major department store, apparel, grocery and home improvement categories in St. Louis. Retail preprint revenue increased 26.1 percent in St. Louis and 10.6 percent at PNI. Revenue from local retail accounts in St. Louis increased 14.9 percent in April.

         -- National advertising revenues, including preprints, increased 25.1 percent over the comparable 2002 period due to increased preprint revenue and strong telecommunication advertising in St. Louis.

         -- Classified revenue decreased 9.8 percent from last year due to continued weakness in help wanted and automotive revenue in St. Louis and at PNI. In April 2003 help wanted revenue decreased 17.1 percent in St. Louis and 9.4 percent at PNI. Automotive revenue decreased 12.0 percent in St. Louis and 19.9 percent at PNI. Real estate revenue was mixed for the period. April real estate revenue declined 1.6 percent in St. Louis and increased 6.9 percent at PNI.

In April 2003 advertising revenue associated with the Company's 50 percent interest in the Tucson Newspaper Agency ("TNI") increased 0.5 percent, while total revenue increased 1.9 percent. TNI retail revenue, including preprints, increased 5.9 percent with a 5.4 percent increase in ROP, principally due to the movement from March to April of the Easter holiday. TNI national revenue, including preprints, decreased 21.9 percent, principally due to

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

weakness in the entertainment and financial services categories. April classified revenue decreased 5.4 percent, due to weakness in help wanted and automotive, which decreased 11.0 percent and 13.8 percent, respectively.




                                       ***

Earnings Guidance (See Notes)

The Company reaffirms its previously announced guidance for base earnings per diluted share from continuing operations for fiscal year 2003 of at least $1.95. The Company's guidance for fiscal year 2003 assumes stable advertising markets. For 2003 and 2002, base earnings are actual results adjusted to exclude: (a) investment losses and gains and valuation adjustments for non-operating assets; and (b) employee termination costs associated with positions that will not be staffed.

Pulitzer Inc., through various subsidiaries and affiliated entities, is engaged in newspaper publishing and related new media activities. The Company's newspaper operations include two major metropolitan dailies, the St. Louis Post-Dispatch and the Arizona Daily Star in Tucson, Arizona, and 12 other dailies: The Pantagraph, Bloomington, Ill.; The Daily Herald, Provo, Utah; the Santa Maria Times, Santa Maria, Calif.; The Napa Valley Register, Napa, Calif.; The World, Coos Bay, Ore.; The Sentinel, Hanford, Calif.; the Arizona Daily Sun, Flagstaff, Ariz.; the Daily Chronicle, DeKalb, Ill.; The Garden Island, Lihue, Hawaii; the Daily Journal, Park Hills, Mo.; The Lompoc Record, Lompoc, Calif.; and The Daily News, Rhinelander, Wisc. The Company also owns the Suburban Journals of Greater St. Louis, a group of 37 weekly papers and various niche publications.

The Company's new media and interactive initiatives include STLtoday.com in St. Louis, azstarnet.com in Tucson, and Web sites for all of its other dailies. Pulitzer Inc. is the successor to the company originally founded by Joseph Pulitzer in St. Louis in 1878. For further information, visit our Web site at www.pulitzerinc.com.


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

NOTES:

Statements in this press release concerning the Company's business outlook or future economic performance, anticipated profitability, revenues, expenses or other financial items, together with other statements that are not historical facts, are "forward-looking statements" as that term is defined under the Federal Securities Laws. Forward-looking statements are subject to risks, uncertainties and other factors which could cause actual results to differ materially from those stated in such statements. Such risks, uncertainties and other factors include, but are not limited to, industry cyclicality, the seasonal nature of the business, changes in pricing or other actions by competitors or suppliers (including newsprint), outcome of labor negotiations, capital or similar requirements, and general economic conditions, any of which may impact advertising and circulation revenues and various types of expenses, as well as other risks detailed in the Company's filings with the Securities and Exchange Commission. Although the Company believes that the expectations reflected in "forward-looking statements" are reasonable, it cannot guarantee future results, levels of activity, performance or achievements. Accordingly, investors are cautioned not to place undue reliance on any such "forward-looking statements," and the Company disclaims any obligation to update the information contained herein or to publicly announce the result of any revisions to such "forward-looking statements" to reflect future events or developments.


The Company's calculation of "Base Earnings" and "Base Earnings per Share", including guidance contained herein for full-year 2003 base earnings per fully diluted share, exclude investment gains and losses and valuation adjustments related to non-operating assets, and employment termination costs associated with positions that will not be staffed. The Company can not currently determine full-year 2003 investment gains and losses or valuation adjustments, if any, related to non-operating assets or future employment termination cost, if any. The Company's calculation of "Base Earnings" and "Base Earnings per Share", including guidance contained herein for full-year 2003 base earnings per fully diluted share, may not be comparable to similarly titled measures reported by other companies. "Base Earnings" and "Base Earnings per Share," as defined above, are not measures of performance under generally accepted accounting principles and should not be construed as substitutes for consolidated net income and earnings per share as a measure of performance. However, management uses "Base Earnings" and "Base Earnings per Share" for comparing the Company's past, current and future performance and believes that they provide meaningful and comparable information to investors to aid in their analysis of the Company's performance relative to other periods and to its peers.

                                -tables attached-

PULITZER INC. AND SUBSIDIARIES
PERIOD REVENUE AND STATISTICAL REPORT
(Revenue in thousands--Unaudited)

                                            Five Weeks       Five Weeks                  18 Weeks       18 Weeks
                                               Ended           Ended                      Ended           Ended
                                              May 4,           May 5,                     May 4,          May 5,
                                               2003        2002 (Note 1)    Change         2003        2002 (Note 1)      Change
                                           ------------    -------------   --------     ------------   -------------    -----------
CONSOLIDATED OPERATING REVENUES:

   Advertising:
     Retail                                $    12,220      $    11,193       9.2%      $    39,428     $    39,944          -1.3%
     National                                    2,566            2,177      17.9%            9,387           8,554           9.7%
     Classified                                 11,526           12,781      -9.8%           39,964          43,274          -7.6%
                                           ------------     ------------   --------     ------------    ------------    -----------
      Total                                     26,312           26,151       0.6%           88,779          91,772          -3.3%

     Preprints                                   6,567            5,286      24.2%           20,299          17,242          17.7%
                                           ------------     ------------   --------     ------------    ------------    -----------
      Total Advertising                         32,879           31,437       4.6%          109,078         109,014           0.1%

   Circulation                                   7,918            7,805       1.4%           28,114          28,267          -0.5%
   Other                                           628              780     -19.5%            2,465           2,784         -11.5%
                                           ------------     ------------   --------     ------------    ------------    -----------
      Total                                $    41,425      $    40,022       3.5%      $   139,657     $   140,065          -0.3%
                                           ============     ============   ========     ============    ============    ===========

OPERATING REVENUES OF CONSOLIDATED
SUBSIDIARIES:

   Combined St. Louis Operations (Note 2)
     Advertising (Note  3)                 $    24,021      $    22,537       6.6%      $    79,567     $    79,135           0.5%
     Circulation                                 5,931            5,765       2.9%           20,889          21,016          -0.6%
     Other                                         103              223     -53.8%              548             843         -35.0%
                                           ------------     ------------   --------     ------------    ------------    -----------
      Total                                $    30,055      $    28,525       5.4%      $   101,004     $   100,994           0.0%
                                           ============     ============   ========     ============    ============    ===========

   Pulitzer Newspapers, Inc.
     Advertising (Note 3):                 $     8,858      $     8,900      -0.5%      $    29,511     $    29,879          -1.2%
     Circulation                                 1,987            2,040      -2.6%            7,225           7,251          -0.4%
     Other                                         525              557      -5.7%            1,917           1,941          -1.2%
                                           ------------     ------------   --------     ------------    ------------    -----------
      Total                                $    11,370      $    11,497      -1.1%      $    38,653     $    39,071          -1.1%
                                           ============     ============   ========     ============    ============    ===========

OPERATING REVENUES OF UNCONSOLIDATED
NEWSPAPER JOINT VENTURE:

   Pulitzer's 50% share of Tucson
   Newspaper Agency:
     Advertising (Note 3)                  $     3,977      $     3,958       0.5%      $    14,550     $    14,049           3.6%
     Circulation                                 1,122            1,028       9.1%            4,170           3,876           7.6%
     Other                                          35               51     -31.4%              159             210         -24.3%
                                           ------------     ------------   --------     ------------    ------------    -----------
      Total                                $     5,134      $     5,037       1.9%      $    18,879     $    18,135           4.1%
                                           ============     ============   ========     ============    ============    ===========

Note 1

Certain reclassifications have been made to the 2002 financial statements and statistical data to conform with the presentation made in 2003.


Note 2

Includes revenues of the St. Louis Post-Dispatch, Suburban Journals of Greater St. Louis, St. Louis e-media operations, and STL Distribution Services.


Note 3

For the five-week and year-to-date periods ended May 4, 2003, classified employment advertising revenue in St. Louis, including STLtoday.com, declined
17.1 percent and 13.7 percent, respectively. At PNI, classified employment advertising revenue decreased 9.4 percent and 8.5 percent for the five-week and year-to-date periods, respectively. At the Tucson Newspaper Agency, classified employment advertising revenue decreased 11.0 percent and 3.7 percent for the five-week and year-to-date periods, respectively.


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
PULITZER INC. AND SUBSIDIARIES
PERIOD REVENUE AND STATISTICAL REPORT


SELECTED STATISTICAL INFORMATION

                                                 Five Weeks   Five Weeks                    18 Weeks         18 Weeks
                                                   Ended         Ended                       Ended            Ended
                                                   May 4,        May 5,                      May 4,           May 5,
                                                   2003      2002 (Note 1)     Change         2003         2002 (Note 1)     Change
                                                 --------    -------------     ------       --------       -------------    -------
ADVERTISING LINAGE (in thousands of inches)

ST. LOUIS POST-DISPATCH:
  Advertising Inches
    Full run (all zones)
      Retail                                         72.8          64.1          13.6%         241.3           226.9           6.3%
      General                                        18.0          17.4           3.4%          65.1            66.0          -1.4%
      Classified                                     96.8         104.3          -7.2%         339.8           354.6          -4.2%
                                                  -------       -------       -------        -------         -------        -------
        Total                                       187.6         185.8           1.0%         646.2           647.5          -0.2%
    Part run (Retail/Classified) (Note 4)            54.1          56.0          -3.4%         163.1           190.4         -14.3%
                                                  -------       -------       -------        -------         -------        -------
        Total Inches                                241.7         241.8           0.0%         809.3           837.9          -3.4%
                                                  =======       =======       =======        =======         =======        =======

TUCSON NEWSPAPER AGENCY:
  Star/Citizen advertising inches
    Full run (all zones)
      Retail                                        152.2         153.9          -1.1%         531.2           549.6          -3.3%
      General                                         7.3           8.0          -8.7%          31.2            32.0          -2.5%
      Classified                                    145.6         155.1          -6.1%         531.4           523.3           1.5%
                                                  -------       -------       -------        -------         -------        -------
        Total                                       305.1         317.0          -3.8%       1,093.8         1,104.9          -1.0%
    Part run (Retail/Classified)                      6.8          11.7         -41.9%          25.5            49.3         -48.3%
                                                  -------       -------       -------        -------         -------        -------
        Total Inches                                311.9         328.7          -5.1%       1,119.3         1,154.2          -3.0%
                                                  =======       =======       =======        =======         =======        =======




                                             Period Average                              Year-to-Date Average
                                             --------------                              --------------------
CIRCULATION (Note 5)                       2003            2002         Change           2003              2002        Change
--------------------                    ---------      -------------   ---------       ---------          --------    --------
ST. LOUIS POST-DISPATCH:
    Daily                                295,343            286,101         3.2%        288,151           289,683        -0.5%
    Sunday                               461,168            471,363        -2.2%        467,600           472,162        -1.0%

COMBINED PULITZER NEWSPAPERS, INC.:
    Daily                                191,567            190,659         0.5%        189,911           189,341         0.3%
    Sunday                               192,310            187,671         2.5%        191,211           186,462         2.5%

TUCSON NEWSPAPER AGENCY:
    Star Daily                           106,386            105,519         0.8%        110,228           108,982         1.1%
    Citizen Daily                         35,112             36,875        -4.8%         35,812            37,763        -5.2%
                                       ---------      -------------   ---------       ---------          --------    --------
      Combined Daily                     141,498            142,394        -0.6%        146,040           146,745        -0.5%

    Star Sunday                          172,749            173,628        -0.5%        180,341           179,921         0.2%




                                        Five Weeks         Five Weeks                  18 Weeks         18 Weeks
                                          Ended              Ended                      Ended            Ended
                                          May 4,             May 5,                     May 4,           May 5,
ONLINE PAGE VIEWS (in thousands)           2003          2002 (Note 1)    Change         2003         2002 (Note 1)      Change
--------------------------------        ----------       -------------    ------       --------       -------------      ------
Combined St. Louis (Note  6)              22,474             15,985        40.6%        82,820           60,514          36.9%

Combined PNI Web sites (Note 7)            7,177              7,595        -5.5%        28,742           30,910          -7.0%

Combined Tucson Web sites                  5,960              5,391        10.6%        25,613           21,394          19.7%


Note 4

Part-run linage decreased principally due to the elimination of distribution to non-subscribers of the Metro Post zoned sections of the Post-Dispatch.


Note 5

Year-to-date circulation levels represent averages (unaudited) for the current ABC annual audit periods ending September 30 and December 31 for the Post-Dispatch and Tucson Newspaper Agency, respectively. Year-to-date PNI amounts represent combined averages (unaudited) for the annual periods ending December 31.


Note 6

Company estimate for year-to-date 2002.



Note 7

Beginning in January 2003, the Company changed the manner in which PNI records page view data. 2003 data may not be comparable with 2002 reported results.


                                     - ### -